Exhibit 99.J

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Hartford Mutual Funds II, Inc. of our report dated December 26, 2024, relating to the financial statements and financial highlights, which appears in the Certified Shareholder Report for each of The Hartford Growth Opportunities Fund, The Hartford Small Cap Growth Fund, Hartford Schroders US MidCap Opportunities Fund and Hartford Schroders US Small Cap Opportunities Fund on Form N-CSR for the year ended October 31, 2024. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 26, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Hartford Mutual Funds II, Inc. of our report dated December 26, 2024, relating to the financial statements and financial highlights, which appears in the Certified Shareholder Report for each of Hartford Schroders Core Fixed Income Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund and Hartford Schroders Tax-Aware Bond Fund on Form N-CSR for the year ended October 31, 2024. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 26, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Hartford Mutual Funds II, Inc. of our report dated December 26, 2024, relating to the financial statements and financial highlights, which appears in the Certified Shareholder Report for each of Hartford Schroders China A Fund, Hartford Schroders Diversified Emerging Markets Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders International Contrarian Value Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund and Hartford Schroders Sustainable International Core Fund on Form N-CSR for the year ended October 31, 2024. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 26, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Hartford Mutual Funds II, Inc. of our report dated December 26, 2024, relating to the financial statements and financial highlights, which appears in the Certified Shareholder Report of Hartford Schroders Diversified Growth Fund on Form N-CSR for the year ended October 31, 2024. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 26, 2025